THE ADVISORS’ INNER CIRCLE FUND III

Strategas Global Policy Opportunities ETF

Strategas Macro Thematic Opportunities ETF

(each, a “Fund” and together, the “Funds”)

Supplement dated May 3, 2022

to the Funds’ Summary Prospectuses (the “Summary Prospectuses”)

and Prospectus (the “Prospectus”),

each dated January 19, 2022

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and Prospectus, and should be read in conjunction with the Summary Prospectuses and Prospectus.

Effective immediately, the Summary Prospectuses and Prospectus are hereby amended and supplemented as follows:

1.	The following disclosure is hereby added to the “Principal Risks” section of each Summary Prospectus, and the corresponding sections of the Prospectus:

Shareholder Concentration Risk — A large percentage of the Fund’s shares are held by a small number of shareholders, including persons and entities related to the Adviser. A large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

2.	The following disclosure is hereby added to the “More Information about Risk” section of the Prospectus:

Shareholder Concentration Risk (Both Funds) – A large percentage of each Fund’s shares are held by a small number of shareholders, including persons and entities related to the Adviser. A large redemption by one or more of these shareholders could materially increase a Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

Please retain this supplement for future reference.

STR-SK-001-0100

THE ADVISORS’ INNER CIRCLE FUND III

Strategas Global Policy Opportunities ETF

Strategas Macro Thematic Opportunities ETF

(the “Funds”)

Supplement dated May 3, 2022

to the Funds’ Statement of Additional Information (the “SAI”),

dated January 19, 2022

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

Effective immediately, the SAI is hereby amended and supplemented as follows:

The “Principal Shareholders and Control Persons” section is hereby deleted and replaced with the following:

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

Although the Trust does not have information concerning the beneficial ownership of shares of the Fund held in the names of DTC Participants, as of April 1, 2022, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below. Shareholders having more than 25% beneficial ownership of the Fund's outstanding shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

The Adviser or its affiliates, including, without limitation, Baird Financial Corporation (a “Seed Investor”) has provided initial funding to or otherwise invested in the Funds. When a Seed Investor provides “seed capital” or other capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in the Fund. The timing of a redemption by a Seed Investor could benefit the Seed Investor. For example, the Seed Investor may choose to redeem its shares at a time when a Fund’s portfolio is more liquid than at other times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by a Seed Investor, is that investors remaining in a Fund will bear a proportionately higher share of Fund expenses following the redemption.

STRATEGAS GLOBAL POLICY OPPORTUNITIES ETF
% of Fund
BAIRD FINANCIAL CORPORATION C/O ROBERT W. BAIRD & CO. INCORPORATED 777 E. WISCONSIN AVENUE 19TH FLOOR MILWAUKEE WI 53202	67.5%
JP MORGAN SECURITIES/JP MORGAN CHASE 500 STANTON CHRISTIANA RD. NCC5 NEWARK, DE 19713	8.4%

STRATEGAS MACRO THEMATIC OPPORTUNITIES ETF
% of Fund
BAIRD FINANCIAL CORPORATION C/O ROBERT W. BAIRD & CO. INCORPORATED 777 E. WISCONSIN AVENUE 19TH FLOOR MILWAUKEE WI 53202	43.5%
CHARLES SCHWAB & CO. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	27.7%
TD AMERITRADE 200 S 108TH AVE. OMAHA, NE 68154-2631	11.8%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	6.7%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STR-SK-002-0100

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